EXHIBIT 32.2


                           SECTION 1350 CERTIFICATION


     In connection with the Quarterly Report of Uranium Energy Corp. (the "Company") on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pat Obara, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2007



                                        By: /s/ PAT OBARA
                                            _____________________________
                                                Pat Obara
                                                Treasurer and
                                                Chief Financial Officer